April 6, 2016 1 Dear Stockholder, I want to take this opportunity to update InvenTrust stockholders on two significant events we announced heading into 2016: • On December 23, 2015, we announced our intent to spin off our non-core assets into a stand-alone company to be called Highlands REIT, Inc. • On January 4, 2016, we announced an agreement for the sale of our student housing platform. InvenTrust continues to move forward with these transactions and we expect the Highlands spin-off to be completed in the second quarter. Upon completion of the proposed separation from InvenTrust, Highlands REIT will be an independent, self-managed, non-traded REIT with a dedicated management team focused on maximizing the value of the Highlands portfolio. Through this spin-off, we expect our non-core assets will be better-positioned to provide stockholders with a return on their investment by liquidating and distributing net proceeds from the disposition of Highlands’ assets. The completion of the spin-off will be subject to conditions and approvals, including, the registration statement on Form 10 being declared effective by the Securities and Exchange Commission (“SEC”) and final approval of the spin-off by the InvenTrust Board of Directors. For additional details on the spin-off, please refer to the Form 10 filed by Highlands REIT, Inc. on the SEC’s website – www.sec.gov. For the student housing transaction, we anticipate the sale to close by the end of the second quarter. We also believe the disposition of our student housing platform will maximize the value of the platform for our stockholders. Currently, the Board is evaluating how to allocate the proceeds from the sale but has not made any final determinations. Potential uses of the proceeds include, but are not limited to, the following, subject to Board approval: • Investing in premier multi-tenant retail assets in our target markets with job and population growth; • Reducing debt to enhance our capital structure; and • Exploring a possible share buyback to provide stockholders with a liquidity opportunity. 00165051 InvenTrust still anticipates the spin-off of Highlands to be completed in the second quarter as we continue to move forward in the process. Exploring a possible share buyback to provide stockholders liquidity, using proceeds from student housing transaction. We expect our future distribution payments to decrease because the University House assets produced significant cash flow for us. We plan to announce a new, lower distribution correlated to the cash generated from the remaining portfolio of assets after the completion of the student housing transaction.

2 The spin-off of Highlands REIT and sale of our student housing platform, will mark the culmination of our portfolio evolution strategy to become a single-asset, pure-play multi-tenant retail REIT. Moving forward, we plan to continue to acquire open-air assets in key growth markets with favorable demographics and expected above-average net operating income growth, while disposing of non-strategic properties in low growth markets or markets with insufficient asset concentration or an opportunity to build up a significant concentration in that market. Estimated Share Value & Distributions InvenTrust anticipates the publication of a new estimated share value for the company in close proximity to the completion of the Highlands spin-off. InvenTrust has engaged an independent, third-party valuation firm to assist in the valuation. The valuation firm will provide a detailed explanation of the valuation method, analysis and process used to estimate a new per share value. As a result of the spin-off of Highlands, InvenTrust expects the value of the shares of InvenTrust stock to be lower immediately following the transaction, as the value of the InvenTrust stock will no longer reflect the value of the Highlands portfolio. Once the new estimated share value is determined, InvenTrust will file a Current Report on Form 8-K and disclose to stockholders how the estimated share value was calculated and determined. Our board of directors will also analyze and review our distribution rate in connection with the spin- off of Highlands and the student housing sale. We expect our future distribution payments to decrease because the University House assets produced significant cash flow for us. We plan to announce a new, lower distribution correlated to the cash generated from the remaining portfolio of assets after the completion of the student housing transaction. Cash Distribution Enclosed is a check for your cash distribution equaling $0.0325 per share for the first quarter of 2016. If you have invested through a trustee, a distribution statement is enclosed in lieu of a check. As always please feel free to contact us with any questions at 855-377-0510 or investorrelations@inventrustproperties.com. Sincerely, INVENTRUST PROPERTIES CORP. Thomas P. McGuinness President, CEO Forward-Looking Statements in this letter, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These statements include statements about our plans and strategies and future events, including the sale of the student housing platform and proposed spin- off of our “non-core” assets; the anticipated timing to close the spin-off and University House transactions; anticipated tax consequences of the spin-off; the retail strategy; anticipated timing with respect to publishing our new estimated share value; and possible uses of the proceeds from the University House transaction, among other things. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain and involve known and unknown risks that are difficult to predict. Factors that may cause actual results to differ materially from current expectations include, among others, if the SEC fails to declare Highlands’ preliminary registration statement on Form 10 effective in a timely manner or at all; our current expectations with respect to the timing of the potential spin-off and/or the potential failure to satisfy closing conditions with respect to the transaction; InvenTrust’s board of directors may determine that the completion of the spin-off is not in our best interests and determine not to consummate the spin-off; our ability to execute on our strategy; the timing of our new estimated share value; Highlands’ ability (or lack thereof) to operate successfully as a self-managed REIT and execute on its strategy; board approval of any potential liquidity events for stockholders, including a possible share buyback program and the terms of such a program; our ability to return value to our stockholders and the availability of cash flow from operating activities to fund distributions. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in the preliminary registration statement on Form 10 filed with the Securities and Exchange Commission by Highlands REIT, Inc. and InvenTrust’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.